o   FAS *SA1

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                          SHARE CLASS REDESIGNATION
                          EFFECTIVE JANUARY 1, 1999

                          Class A - Formerly Class I
                          Class C - Formerly Class II
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                         SUPPLEMENT DATED APRIL 1, 1999
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                    FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                             DATED DECEMBER 1, 1998

The Statement of Additional Information is amended as follows:

I. As of January 1, 1999, Class I shares are designated Class A and Class II shares are designated Class C. All references in the Statement of Additional Information to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II. The first sentence in the section "Additional Information on Exchanging Shares," found under "How Do I Buy, Sell and Exchange Shares?", is replaced with the following:

     If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at Net Asset Value when paid.


III. The following is added to the section "Additional Information on Selling Shares," found under "How Do I Buy, Sell and Exchange Shares?":

     The contingent deferred sales charge will generally be waived for redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the Securities Dealer of record waived its commission in connection with the purchase.



                Please keep this supplement for future reference.